Apollo Solar Energy Appoints Dexter Fong as
Chief Financial Officer

CHENGDU, China, Feb. 2 /PRNewswire-Asia-FirstCall/ -- Apollo Solar Energy, Inc. (OTC Bulletin Board: ASOE; "Apollo Solar Energy" or "the Company"), a leading vertically integrated miner, refiner and producer of tellurium (Te) and high-purity tellurium based metals for specific segments of the global electronic materials market, today announced that Dexter Fong has been appointed to the Chief Financial Officer position effective immediately. Mr. Fong will also serve as a member of the Company's Board of Directors.

Mr. Fong has over 23 years of financial and executive experience working with private and public Chinese companies. Most recently, from December 2006 to January 2009, he served as Executive Vice President of Corporate Development of FUQI International, Inc. (Nasdaq: FUQI - News), a leading designer of high quality precious metal jewelry in China, where he helped guide the company through a successful IPO. Prior to this role, from January 2004 to November 2006, Mr. Fong served as a Managing Partner of Iceberg Financial Consultants, a financial advisory firm based in China that advises Chinese clients in capital raising activities in the United States. He also served as the Chief Executive Officer of Holley Communications, a Chinese company engaged in CDMA chip and cell phone design. A U.S. certified public accountant (CPA), Mr. Fong had held various positions with accounting firms in the United States and Hong Kong, including Deloitte and Touche, Ernst and Young, and KPMG Peat Marwick. He received a Diploma in History from the Hong Kong Baptist College in 1982, a MBA from the University of Nevada at Reno in 1989, and a Masters in Accounting from the University of Illinois at Urbana Champaign in 1993.

Mr. Renyi Hou, Chief Executive Officer of Apollo Solar commented, "Our tellurium business is making excellent progress, and it is the right time to bring on a highly experienced financial executive. We're thrilled to welcome Dexter to Apollo's executive team, as he brings significant financial experience at both private and public companies in China, as well as at top audit firms in the U.S. He has a deep understanding of finance, accounting and the capital markets, and he will help shape our overall business and financial operations to further advance our strategic objectives. Dexter is a valuable addition to our executive team, and we look forward to his future contributions."

"I am excited to join such a fantastic company," said Fong. "I believe Apollo Solar Energy has tremendous growth potential, and I look forward to working with the other members of the management team as we implement the Company's financial and operational strategies."

In connection with this announcement, Mr. Yong Ling has resigned from his position as the Company's Chief Financial Officer and the Company's Board of Directors. Mr. Ling will remain as Chief Accounting Officer of Sichuan Apollo Solar Science & Technology Co., Ltd., a wholly owned subsidiary of Apollo Solar Energy, Inc.

About Apollo Solar Energy, Inc.

Apollo Solar Energy, Inc., through its wholly owned subsidiary, Sichuan Apollo Solar S&T Co., Ltd., is primarily engaged in mining, refining and producing tellurium (Te) and high-purity tellurium based metals for specific segments of the global electronic materials market. The Company's products include CdTe thin-film compounds, CIGS thin-film compounds, Ultra- high purity metals, and commercial-purity metals.

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